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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): March 21, 2003


                              T-MOBILE USA, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


Delaware                        000-29667                       91-1983600
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(State or Other Jurisdiction              (Commission         (IRS Employer
of Incorporation)                         FileNumber)        Identification No.)




               12920 S.E. 38th Street, Bellevue, Washington              98006
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(Address of Principal Executive Offices)                              (Zip Code)




Registrant's telephone number, including area code................(425) 378-4000
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Item 5.  Other Events and Required FD Disclosure

     On March 21, 2003, T-Mobile USA, Inc. announced the appointment of Robert Dotson, President of T-Mobile USA and board member of T-Mobile International, as Chief Executive Officer of T-Mobile USA. The press release relating to Mr. Dotson's appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Exhibits.

Exhibit Number      Description of Document
--------------      -----------------------

99.1                Press Release of T-Mobile USA, dated March 21, 2003

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        T-MOBILE USA, INC.
                                        ------------------
                                           (Registrant)




Date:   March  25, 2003                 By:  /s/ David A. Miller
     ------------------                   --------------------------------
                                             Name:  David A. Miller
                                             Title: Senior Vice President,
                                                    General Counsel and
                                                    Assistant Secretary

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                              Index to Exhibits


Exhibit Number            Description of Document
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99.1                      Press Release of T-Mobile USA, dated March 21, 2003